Exhibit 99.2

Quarterly Financial Supplement
For the Period Ended March 31, 2012
(NYSE:  NFP)

Investor Relations Contact:

Abbe F. Goldstein, CFA
(212) 301-4011
ir@nfp.com

This Quarterly Financial Supplement (“QFS”) includes historical and forward-looking non-GAAP financial measures called cash earnings, cash earnings per diluted share, Adjusted EBITDA, and percentages or calculations using these measures.  The Company believes these non-GAAP financial measures provide additional meaningful methods of evaluating certain aspects of the Company’s operating performance from period to period on a basis that may not be otherwise apparent under GAAP.  Cash earnings is defined as net income excluding amortization of intangibles, depreciation, the after-tax impact of the impairment of goodwill and intangible assets, the after-tax impact of non-cash interest, the after-tax impact of change in estimated acquisition earn-out payables recorded in accordance with purchase accounting that have been subsequently adjusted and recorded in the consolidated statements of operations, the after-tax impact of management contract buyouts and the after-tax impact of certain non-recurring items.  Cash earnings per diluted share is calculated by dividing cash earnings by the number of weighted average diluted shares outstanding for the period indicated.  Cash earnings and cash earnings per diluted share should not be viewed as substitutes for net income and net income per diluted share, respectively.  Adjusted EBITDA is defined as net income excluding income tax expense, interest income, interest expense, gain on early extinguishment of debt, other, net, amortization of intangibles, depreciation, impairment of goodwill and intangible assets, (gain) loss on sale of businesses, net, the accelerated vesting of certain RSUs, any change in estimated acquisition earn-out payables recorded in accordance with purchase accounting that have been subsequently adjusted and recorded in the consolidated statements of operations and the expense related to management contract buyouts. Adjusted EBITDA should not be viewed as a substitute for net income.  A reconciliation of these non-GAAP financial measures to their GAAP counterparts is provided in this QFS, which is available on the Investor Relations section of the Company’s Web site at www.nfp.com.

This QFS contains statements which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words "anticipate," "expect," "intend," "plan," "believe," "estimate," "may," "project," "will," "continue" and similar expressions of a future or forward-looking nature. Forward-looking statements may include discussions concerning revenue, expenses, earnings, cash flow, impairments, losses, dividends, capital structure, market and industry conditions, premium and commission rates, interest rates, contingencies, the direction or outcome of regulatory investigations and litigation, income taxes and the Company’s operations or strategy.  These forward-looking statements are based on management’s current views with respect to future results. Forward-looking statements are based on beliefs and assumptions made by management using currently-available information, such as market and industry materials, experts’ reports and opinions, and current financial trends. These statements are only predictions and are not guarantees of future performance. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated by a forward-looking statement. These risks and uncertainties include, without limitation: (1) the ability of the Company to execute on its strategy of increasing recurring revenue and other business initiatives; (2) NFP’s ability, through its operating structure, to respond quickly to operational, financial or regulatory situations impacting its businesses; (3) the ability of the Company’s businesses to perform successfully following acquisition, including through the diversification of product and service offerings, and NFP’s ability to manage its business effectively and profitably through its principals and employees and through the Company’s reportable segments; (4) any losses that NFP may take with respect to dispositions, restructures or otherwise; (5) seasonality or an economic environment that results in fewer sales of financial products or services; (6) NFP’s success in acquiring and retaining high-quality independent financial services businesses and their managers and key producers (7) changes in premiums and commission rates or the rates of other fees paid to the Company’s businesses, due to requirements related to medical loss ratios stemming from the Patient Protection and Affordable Care Act or otherwise; (8) NFP’s ability to operate effectively within the restrictive covenants of its credit facility; (9) changes that adversely affect NFP’s ability to manage its indebtedness or capital structure, including changes in interest rates or credit market conditions; (10) the impact of capital markets behavior, such as fluctuations in the price of NFP’s common stock, or the dilutive impact of capital raising efforts; (11) adverse results or other consequences from matters including litigation, arbitration, settlements, regulatory investigations or compliance initiatives, such as those related to business practices, compensation agreements with insurance companies, policy rescissions or chargebacks, or activities within the life settlements industry; (12) the impact of legislation or regulations on NFP’s businesses, such as the possible adoption of exclusive federal regulation over interstate insurers, the uncertain impact of legislation regulating the financial services industry, such as the recent Dodd-Frank Wall Street Reform and Consumer Protection Act, the impact of the adoption of the Patient Protection and Affordable Care Act and resulting changes in business practices, potential changes in estate tax laws, or changes in regulations affecting the value or use of benefits programs, any of which may adversely affect the demand for or profitability of the Company’s services; (13) adverse developments in the Company’s markets, such as those related to compensation agreements with insurance companies or activities within the life settlements industry, which could result in decreased sales of financial products or services; (14) the effectiveness or financial impact of NFP’s incentive plans; (15) the impact of the adoption or change in interpretation of certain accounting treatments or policies and changes in underlying assumptions relating to such treatments or policies, which may lead to adverse financial statement results; (16) the loss of services of key members of senior management; (17) failure by the Company’s broker-dealers to comply with net capital requirements; (18) the Company’s ability to compete against competitors with greater resources, such as those with greater name recognition; (19) developments in the availability, pricing, design, tax treatment or underwriting of insurance products, including insurance carriers' potential change in accounting for deferred acquisition costs, revisions in mortality tables by life expectancy underwriters or changes in the Company’s relationships with insurance companies; (20) the reduction of the Company’s revenue and earnings due to the elimination or modification of compensation arrangements, including contingent compensation arrangements and the adoption of internal initiatives to enhance compensation transparency, including the transparency of fees paid for life settlements transactions; (21) the occurrence of adverse economic conditions or an adverse legal or regulatory climate in New York, Florida or California; and (22) the Company’s ability to effect smooth succession planning.

Additional factors are set forth in NFP’s filings with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2011, filed with the SEC on February 13, 2012.

Forward-looking statements speak only as of the date on which they are made. NFP expressly disclaims any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

CONDENSED STATEMENTS OF OPERATIONS AND OTHER FINANCIAL METRICS - CONSOLIDATED
(Unaudited - in thousands)
	For the Three Months Ended
	March 31,	March 31,
	2012	2011
Revenue:
Commissions and fees	$254,131	$233,264

Operating expenses:
Commissions and fees	82,150	79,098

Compensation expense - employees	70,948	66,889
Fees to principals	29,207	24,619
Total compensation expense	100,155	91,508

Non-compensation expense	39,702	38,625
Amortization of intangibles	8,275	7,962
Depreciation	3,146	3,077
Impairment of goodwill and intangible assets	3,228	—
Gain on sale of businesses, net	(351)	—
Change in estimated acquisition earn-out payables	4,466	—
Management contract buyout	3,355	—
Total operating expenses	244,126	220,270
Income from operations	10,005	12,994

Non-operating income and expenses
Interest income	629	974
Interest expense	(4,121)	(3,771)
Other, net	880	3,187
Non-operating income and expenses, net	(2,612)	390
Income before income taxes	7,393	13,384

Income tax expense	1,775	6,508
Net Income	$5,618	$6,876

Cash Earnings Reconciliation
GAAP net income	$5,618	$6,876
Amortization of intangibles	8,275	7,962
Depreciation	3,146	3,077
Impairment of goodwill and intangible assets	3,228	—
Tax benefit of impairment of goodwill and intangible assets	(1,227)	—
Non-cash interest, net of tax	717	631
Change in estimated acquisition earn-out payables, net of tax	2,544	—
Management contract buyout, net of tax	2,080	—
Cash earnings	$24,381	$18,546

Adjusted EBITDA Reconciliation
GAAP net income	$5,618	$6,876
Income tax expense	1,775	6,508
Interest income	(629)	(974)
Interest expense	4,121	3,771
Other, net	(880)	(3,187)
Income from operations	10,005	12,994
Amortization of intangibles	8,275	7,962
Depreciation	3,146	3,077
Impairment of goodwill and intangible assets	3,228	—
Gain on sale of businesses, net	(351)	—
Change in estimated acquisition earn-out payables	4,466	—
Management contract buyout	3,355	—
Adjusted EBITDA	$32,124	$24,033
Adjusted EBITDA as a % of revenue	12.6%	10.3%

Compensation Ratios

Total compensation expense ratio	39.6%	39.2%
(Total compensation expense/Revenue)

CORPORATE OVERVIEW
(Unaudited - dollars in thousands, except per share amounts)

	At or for the Three Months Ended
	March 31,	March 31,
	2012	2011
GAAP net income	$5,618	$6,876
Amortization of intangibles	8,275	7,962
Depreciation	3,146	3,077
Impairment of goodwill and intangible assets	3,228	—
Tax benefit of impairment of goodwill and intangible assets	(1,227)	—
Non-cash interest, net of tax	717	631
Change in estimated acquisition earn-out payables	2,544	—
Management contract buyout, net of tax	2,080	—
Cash earnings	$24,381	$18,546

GAAP net income per share - diluted	$0.13	$0.15
Amortization of intangibles	0.19	0.18
Depreciation	0.07	0.07
Impairment of goodwill and intangible assets	0.08	—
Tax benefit of impairment of goodwill and intangible assets	(0.03)	—
Non-cash interest, net of tax	0.02	0.01
Change in estimated acquisition earn-out payables, net of tax	0.06	—
Management contract buyout, net of tax	0.05	—
Cash earnings per share - diluted (2)	$0.57	$0.41

Shares outstanding, beginning of period	40,749	43,502
Common shares issued for acquisitions during period	—	—
Common shares issued for contingent consideration and escrow during period	—	—
Common shares issued for stock-based awards during period	389	477
Common shares repurchased during period	(553)	(3)
Common shares issued under ongoing incentive program	—	—
Other	—	—
Shares outstanding, end of period	40,585	43,976

Weighted average common shares outstanding	40,518	43,769
Dilutive effect of contingent consideration and ongoing incentive payments	—	16
Dilutive effect of stock-based awards	561	1,002
Dilutive effect of escrow, stock subscriptions and other	5	3
Dilutive effect of senior convertible notes	1,515	520
Weighted average common shares outstanding - diluted (1)	42,599	45,310

Debt to total capitalization	34.5%	33.0%

(1)
To calculate GAAP net loss per share, weighted average common shares outstanding - diluted is the same as weighted average common shares outstanding - basic due to the anti-dilutive effects of other items caused by  a GAAP net loss position.  However, in periods which the Company reports positive cash earnings with a GAAP net loss, the Company uses weighted average common shares outstanding – diluted to calculate cash earnings per share – diluted only.

(2)	The sum of the per share components of cash earnings per share - diluted may not agree to cash earnings per share - diluted due to rounding.

CONDENSED STATEMENTS OF OPERATIONS AND OTHER FINANCIAL METRICS FOR - CORPORATE CLIENT GROUP
(Unaudited - in thousands)

	For the Three Months Ended
	March 31,	March 31,
	2012	2011
Revenue:
Commissions and fees	$112,089	$95,550

Operating expenses:
Commissions and fees	13,334	10,995

Compensation expense - employees	38,733	33,915
Fees to principals	16,026	14,513
Total compensation expense	54,759	48,428

Non-compensation expense	19,465	18,136
Amortization of intangibles	5,909	5,151
Depreciation	1,427	1,624
Impairment of goodwill and intangible assets	2,680	—
Loss on sale of businesses, net	46	—
Change in estimated acquisition earn-out payables	4,466	—
Management contract buyout	3,355	—
Total operating expenses	105,441	84,334
Income from operations	$6,648	$11,216

Adjusted EBITDA Reconciliation
Income from operations	$6,648	$11,216
Amortization of intangibles	5,909	5,151
Depreciation	1,427	1,624
Impairment of goodwill and intangible assets	2,680	—
Loss on sale of businesses, net	46	—
Change in estimated acquisition earn-out payables	4,466	—
Management contract buyout	3,355	—
Adjusted EBITDA	$24,531	$17,991
Adjusted EBITDA as a % of revenue	21.9%	18.8%

Compensation Ratios

Total compensation expense ratio	48.9%	50.7%
(Total compensation expense/Revenue)

CONDENSED STATEMENTS OF OPERATIONS AND OTHER FINANCIAL METRICS FOR - INDIVIDUAL CLIENT GROUP
(Unaudited - in thousands)
	For the Three Months Ended
	March 31,	March 31,
	2012	2011
Revenue:
Commissions and fees	$80,593	$77,753

Operating expenses:
Commissions and fees	18,577	18,390

Compensation expense - employees	28,113	28,960
Fees to principals	13,181	10,106
Total compensation expense	41,294	39,066

Non-compensation expense	16,011	17,016
Amortization of intangibles	2,366	2,811
Depreciation	1,012	1,155
Impairment of goodwill and intangible assets	548	—
Gain on sale of businesses, net	(397)	—
Change in estimated acquisition earn-out payables	—	—
Management contract buyout	—	—
Total operating expenses	79,411	78,438
Income (loss) from operations	$1,182	$(685)

Adjusted EBITDA Reconciliation
Income (loss) from operations	$1,182	$(685)
Amortization of intangibles	2,366	2,811
Depreciation	1,012	1,155
Impairment of goodwill and intangible assets	548	—
Gain on sale of businesses, net	(397)	—
Change in estimated acquisition earn-out payables	—	—
Management contract buyout	—	—
Adjusted EBITDA	$4,711	$3,281
Adjusted EBITDA as a % of revenue	5.8%	4.2%

Compensation Ratios

Total compensation expense ratio	51.2%	50.2%
(Total compensation expense/Revenue)

CONDENSED STATEMENTS OF OPERATIONS AND OTHER FINANCIAL METRICS FOR - ADVISOR SERVICES GROUP
(Unaudited - in thousands)
	For the Three Months Ended
	March 31,	March 31,
	2012	2011
Revenue:
Commissions and fees	$61,449	$59,961

Operating expenses:
Commissions and fees	50,239	49,713

Compensation expense - employees	4,102	4,014
Fees to principals	—	—
Total compensation expense	4,102	4,014

Non-compensation expense	4,226	3,473
Amortization of intangibles	—	—
Depreciation	707	298
Impairment of goodwill and intangible assets	—	—
Gain on sale of businesses, net	—	—
Change in estimated acquisition earn-out payables	—	—
Management contract buyout	—	—
Total operating expenses	59,274	57,498
Income from operations	$2,175	$2,463

Adjusted EBITDA Reconciliation
Income from operations	$2,175	$2,463
Amortization of intangibles	—	—
Depreciation	707	298
Impairment of goodwill and intangible assets	—	—
Gain on sale of businesses, net	—	—
Change in estimated acquisition earn-out payables	—	—
Management contract buyout	—	—
Adjusted EBITDA	$2,882	$2,761
Adjusted EBITDA as a % of revenue	4.7%	4.6%

Ratios

Commission expense ratio	81.8%	82.9%
(Operating expenses:Commissions and fees/Revenue)

Total compensation expense ratio	6.7%	6.7%
(Total compensation expense/Revenue)

CONDENSED STATEMENTS OF OPERATIONS, ADJUSTED EBITDA AND ORGANIC REVENUE GROWTH
(Unaudited - dollars in thousands)

	For the Three Months Ended
	March 31,		March 31,
	2012		2011
Revenue
Corporate Client Group	$112,089	44.1%	$95,550	41.0%
Individual Client Group	80,593	31.7%	77,753	33.3%
Advisor Services Group	61,449	24.2%	59,961	25.7%
Consolidated	$254,131	100.0%	$233,264	100.0%

Adjusted EBITDA (1)
Corporate Client Group	$24,531	76.3%	$17,991	74.9%
Individual Client Group	4,711	14.7%	3,281	13.7%
Advisor Services Group	2,882	9.0%	2,761	11.4%
Consolidated	$32,124	100.0%	$24,033	100.0%

Adjusted EBITDA Margin
Corporate Client Group	21.9%		18.8%
Individual Client Group	5.8%		4.2%
Advisor Services Group	4.7%		4.6%
Consolidated	12.6%		10.3%

	For the Three Months Ended
	March 31,	March 31,
	2012	2011
Organic revenue
Corporate Client Group	8.4%	2.4%
Individual Client Group	5.3%	0.6%
Advisor Services Group	2.5%	16.8%
Consolidated	5.9%	5.1%

(1)
The reconciliation of Adjusted EBITDA per reportable segment does not include the following items, which are not allocated to any of the Company’s reportable segments: income tax expense, interest income, interest expense, gain on early extinguishment of debt and other, net.  These items are included in the reconciliation of Adjusted EBITDA to net income on a consolidated basis.

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION (BALANCE SHEET)
(Unaudited - in thousands)

	At
	March 31,	December 31,
	2012	2011
ASSETS
Current assets:
Cash and cash equivalents	$85,598	$135,239
Fiduciary funds - restricted relating to premium trust accounts	73,969	75,503
Commissions, fees and premiums receivable, net	102,482	119,945
Due from principals and/or certain entities they own	6,407	4,308
Notes receivable, net	4,729	4,224
Deferred tax assets	10,209	10,209
Other current assets	23,025	18,706
Total current assets	306,419	368,134
Property and equipment, net	32,142	33,937
Deferred tax assets	4,691	5,023
Intangibles, net	325,747	320,066
Goodwill, net	119,452	102,039
Notes receivable, net	24,262	23,661
Other non-current assets	42,965	41,307
Total assets	$855,678	$894,167

LIABILITIES
Current liabilities:
Premiums payable to insurance carriers	$72,952	$74,145
Current portion of long term debt	12,500	12,500
Income taxes payable	—	3,045
Due to principals and/or certain entities they own	12,843	37,886
Accounts payable	24,325	30,584
Accrued liabilities	55,056	70,855
Total current liabilities	177,676	229,015
Long term debt	105,625	93,750
Deferred tax liabilities	1,631	1,605
Convertible senior notes	93,044	91,887
Other non-current liabilities	77,064	71,960
Total liabilities	455,040	488,217

STOCKHOLDERS' EQUITY
Preferred stock at par value	—	—
Common stock at par value	4,702	4,665
Additional paid-in capital	902,659	905,774
Accumulated deficit	(386,393)	(391,202)
Treasury stock	(119,448)	(112,278)
Accumulated other comprehensive loss	(882)	(1,009)
Total stockholders' equity	400,638	405,950
Total liabilities and stockholders' equity	$855,678	$894,167

CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited - in thousands)

	For the Three Months Ended
	March 31,	March 31,
	2012	2011
Cash flow from operating activities:
Net income	$5,618	$6,876

Adjustments to reconcile net income to net cash used in operating activities:
Deferred taxes
Stock-based compensation	1,364	1,413
Impairment of goodwill and intangible assets	3,228	—
Amortization of intangibles	8,275	7,962
Depreciation	3,146	3,077
Accretion of senior convertible notes discount	1,157	1,044
Gain on sale of businesses, net	(351)	—
Change in estimated acquisition earn-out payables	4,466	—
Bad debt expense	—	567
Other, net	—	(478)

(Increase) decrease in operating assets:
Fiduciary funds - restricted related to premium trust accounts	1,827	6,336
Commissions, fees and premiums receivable, net	18,847	28,608
Due from principals and/or certain entities they own	(2,126)	1,844
Notes receivable, net - current	(707)	618
Other current assets	(4,293)	(9,182)
Notes receivable, net - non-current	(366)	(544)
Other non-current assets	(1,392)	628

Increase (decrease) in operating liabilities:
Premiums payable to insurance carriers	(1,454)	(8,093)
Income taxes payable	(3,045)	15
Due to principals and/or certain entities they own	(25,206)	(26,293)
Accounts payable	(7,851)	(18,054)
Accrued liabilities	(13,170)	(5,505)
Other non-current liabilities	(2,552)	3,222
Total adjustments	(20,203)	(12,815)
Net cash used in operating activities	(14,585)	(5,939)

Cash flow from investing activities:
Proceeds from disposal of businesses	352	—
Purchases of property and equipment, net	(1,279)	(2,082)
Payments for acquired firms, net of cash	(27,079)	(3,997)
Payments for contingent consideration	(6,520)	—
Net cash used in investing activities	(34,526)	(6,079)

Cash flow from financing activities:
Proceeds from draw down of revolving credit facility	15,000	—
Repayment of long term debt	(3,125)	(3,125)
Proceeds from stock-based awards, including tax benefit	(804)	1,933
Shares cancelled to pay withholding taxes	(3,638)	(2,909)
Repurchase of common stock	(7,963)	—
Net cash used in financing activities	(530)	(4,101)
Net decrease in cash and cash equivalents	(49,641)	(16,119)
Cash and cash equivalents, beginning of period	135,239	128,830
Cash and cash equivalents, end of the period	$85,598	$112,711

Supplemental disclosures of cash flow information
Cash paid for income taxes	$8,819	$7,353
Cash paid for interest	$1,034	$976

DEFINED TERMS

Accelerated vesting of certain RSUs:	Portion of fees to principals attributed to accelerated vesting of approximately 1.5 million RSUs granted to certain principals. The accelerated vesting occurred on September 17, 2010.

Adjusted EBITDA:
Net income excluding income tax expense, interest income, interest expense, gain on early extinguishment of debt, other, net, amortization of intangibles, depreciation, impairment of goodwill and intangible assets, (gain) loss on sale of businesses, net, the accelerated vesting of certain RSUs, any change in estimated acquisition earn-out payables recorded in accordance with purchase accounting that have been subsequently adjusted and recorded in the consolidated statements of operations and the expense related to management contract buyouts.

Cash earnings:
Net income excluding amortization of intangibles, depreciation, the after-tax impact of the impairment of goodwill and intangible assets, the after-tax impact of non-cash interest, the after-tax impact of change in estimated acquisition earn-out payables recorded in accordance with purchase accounting that have been subsequently adjusted and recorded in the consolidated statements of operations, the after-tax impact of management contract buyouts and the after-tax impact of certain non-recurring items.

Cash earnings per share - diluted:	Represents cash earnings divided by weighted average diluted shares outstanding.

Commission expense ratio:	Derived by dividing commissions and fee expense by revenue.

Common shares issued for acquisitions:	Represents the portion of consideration paid in the form of shares of NFP common stock for acquisitions closed during the period presented.

Common shares issued for contingent consideration and escrow:	Represents the portion held in escrow or contingent consideration paid in the form of shares of NFP common stock during the period presented.

Common shares issued for stock-based awards:	Represents the number of shares of NFP common stock issued under NFP's various stock incentive plans during the period presented.

Common shares issued under ongoing incentive program:	Represents the number of shares of NFP common stock issued under NFP's ongoing incentive program.

Common shares repurchased:	Represents shares of NFP common stock repurchased during the period, whether in an open market transaction or privately from a firm principal or other stockholder.

Compensation expense – employees:	Represents the expense incurred for payments made related to compensating producing and non-producing staff. Previously referred to as “compensation expense.”

Debt to total capitalization:	Calculated as debt outstanding at the end of the period divided by the sum of debt outstanding and total stockholders' equity at the end of the same period.

Fees to principals:
Represents the expense incurred for payments made or amounts owed to NFP principals and/or certain entities they own based on the financial performance of the businesses they manage.  Previously referred to as “total management fees.”

Management contract buyout:
Represents a transaction in which NFP purchases the entity owned by the principals and party to the management contract or purchases a principal’s economic interest in the management contract, in either scenario acquiring a greater economic interest in a business than originally structured. The acquisition of this greater economic interest will be treated for accounting purposes as the settlement of an executory contract in a business combination between parties with a preexisting relationship  and expensed as part of corporate and other expenses.

Organic revenue growth:
The Company uses organic revenue growth as a comparable revenue measurement for future periods.  The Company excludes revenue from new acquisitions, sub-acquisitions, and the revenue derived from businesses fully disposed of for the first twelve months after the respective transaction.  With respect to situations where a significant portion of a business' assets have been disposed, the Company reduces the prior year’s comparable revenue proportionally to the percentage of assets that have been disposed to facilitate an equitable organic growth comparison.

Sub-acquisitions:	A transaction in which an existing NFP-owned business acquires a new entity or book of business.

Total compensation expense:	The sum of compensation expense—employees and fees to principals.

Total compensation expense ratio:	Derived by dividing the sum of compensation expense—employees and fees to principals by revenue.